Prospectus Supplement

March 1, 2018

Morgan Stanley Institutional Fund Trust

Supplement dated March 1, 2018 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 31, 2018

Corporate Bond Portfolio

The third sentence of the section of the Prospectus entitled "Fund Summary—Corporate Bond Portfolio—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds.

The second sentence of the section of the Prospectus entitled "Details of the Funds—Corporate Bond Portfolio—Approach" is hereby deleted.

Please retain this supplement for future reference.

  IFTFISPT-0218